UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2014

WOLVERINE HOLDING CORP.

(Exact name of Company as specified in its charter)

N/A

(Former name or former address, if changed since last report)

Delaware	333-102687	01-0949079
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification Number)

2389 Elmwood Circle S.E., Atlanta, Ga. 30339

(Address of Registrant) (Zip Code)

Registrant’s telephone number, including area code (404)-816-9220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers

On September 20th, 2014 Lawrence Nash resigned as an officer and director of the Company. There were no disagreements between Dr. Nash and the Company.

Item 8.01 Other Events

On August 1, 2014 the United States Post Office changed the zip code for the Company’s office from 30082 to 30339, and the city designation from Smyrna to Atlanta. The new and correct address for the Company is now:

Wolverine Holding Corp.

2389 Elmwood Circle S.E.
Atlanta, Ga. 30339

The Company has launched a web site. The URL for the web site is: www.wolverineholdings.net

The Company expects to have current financial information and other relevant information posted to the web site shortly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WOLVERINE HOLDINGS CORP.

By: /s/Erik S. Nelson

Erik S. Nelson, President and Chief Executive Officer

Date: September 25, 2014